UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 17, 2009


                        ADVANCED TECHNOLOGIES GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          Nevada                         0-30987                  80-0987213
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

     331 Newman Springs Road
       Bld. 1, 4Fl. Suite 143
          Red Bank, NJ                                              07701
(Address of principal executive offices)                          (Zip Code)

         Registrant's telephone number, including area code 732-784-2801

                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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INTRODUCTORY COMMENT

     This Form 8-K reports the completion of the sale on March 17, 2009 (the "Sale") by Advanced Technologies Group, Ltd., a Nevada corporation (the "Company" or "ATG"), of its approximate 25% membership interest (the "Membership Interest") in FX Direct to FX Direct Dealer, LLC ("Purchaser" or "FX Direct") pursuant to a purchase and sale agreement effective as of December 31, 2008 (the "Purchase Agreement") by and among the Company, FX Direct, MaxQ Investments, LLC ("MaxQ") which is the majority member of the Purchaser and Tradition N.A. ("Tradition"), the remaining member of the Purchaser, previously reported on a Current Report on Form 8-K filed on January 30, 2009.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On March 17, 2009, the Company completed the Sale of the Membership Interest to FX Direct.

     The aggregate purchase price of the Membership Interest was approximately $26,000,000, of which $9,000,000 was paid in cash at the closing of the Sale and the remaining $17,000,000 is payable in 36 equal monthly installments of $472,222.22, bearing interest at the rate of 10% per annum and evidenced by a subordinated promissory note that was issued pursuant to a Cash Subordinated Loan Agreement ("Loan Agreement"), which is attached as an exhibit to the Purchase Agreement. The Loan Agreement provides the Company with an increased interest rate in the event of late payments by the Purchaser and with the remedy of liquidation in the event of a default. The Company previously received approximately $250,000 from the Purchaser in full satisfaction of amounts owed to the Company for providing certain services to the Purchaser.

     The Company intends to retain the proceeds of the Sale for general working capital purposes and to engage in new business opportunities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma financial information.

     In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant is filing the pro forma financial information required by Item 9.01(b)(1) with this Report.

     (d) Exhibits.

     99.1 Purchase and Sale Agreement dated January 26, 2009 (Previously filed pursuant to the Company's Current Report on Form 8-K filed on January 30, 2009.)

     99.2 Pro Forma Financial Statements

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
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED TECHNOLOGIES GROUP, LTD.


                                  By: /s/ Abel Raskas
                                     -----------------------------------------
                                  Name:  Abel Raskas
                                  Title: President


                                  By: /s/ Alex Stelmak
                                     -----------------------------------------
                                  Name:  Alex Stelmak
                                  Title: Chief Executive Officer

Dated: March 18, 2009

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